Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	In the future, we may provide different or additional compensation components, benefits or perquisites to our NEOs to maintain a balanced and comprehensive compensation structure. We believe it is important to retain flexibility to adapt our compensation programs to attract, motivate and retain top executive talent in a competitive market and to respond to evolving market and global conditions. Any such future compensation practices will be subject to periodic review by the Compensation
Committee.

Award Timing Method	Any such future compensation practices will be subject to periodic review by the Compensation Committee.
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	Any such future compensation practices will be subject to periodic review by the Compensation Committee.
MNPI Disclosure Timed for Compensation Value	false